Operator Insight. Investor Discipline. Investor Presentation | November 2, 2026

Disclaimers 11/2/2026 Operator Insight. Investor Discipline. 2 Forward-Looking Statements This presentation contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Examples of forward-looking statements include all statements regarding population and demand growth; all statements regarding the benefits of our management team’s experience as former operators; and our other expectations regarding our future financial position (including our earnings guidance for 2026, as well as the assumptions set forth therein), results of operations, our expectations regarding cash flows, liquidity, business strategy, growth opportunities, potential investments and dispositions, our expectations regarding our investment activity, our expectations regarding our investment in and use of AI and related technologies, and our plans and objectives for future operations and capital raising activity. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: the ability to reach a definitive agreement for awarded investments and our ability to close such acquisitions on the expected terms or at all; increases in market interest rates and inflation; pandemics or epidemics, and the related impact on our tenants, borrowers and SHOP communities; operational risks with respect to our SHOP communities; increased labor costs and labor shortages; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs and competition for our tenants, borrowers and SHOP communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers’ or operators’ failure to adhere to applicable privacy and data security laws; a material breach of our or our tenants’, borrowers’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

Disclaimers 11/2/2026 Operator Insight. Investor Discipline. 3 Tenant and Borrower Information This presentation includes information regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures related to Sabra Health Care REIT, Inc., including net operating income (“NOI”), Annualized Cash NOI, Cash NOI, Net Debt to Adjusted EBITDA, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”) and Normalized AFFO. These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). An explanation of these non-GAAP financial measures is included under “Definitions” in the Appendix, and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/financials/quarterly-results.

A Focused Approach to Driving Shareholder Value 11/2/2026 Operator Insight. Investor Discipline. 4 Senior housing and skilled nursing have entered a golden era due to demographic tailwinds, and Sabra’s decade-plus experience of successfully investing in both property types positions us to maximize the opportunity ahead. We were an early mover in building a scalable SHOP platform and bring deep industry insight built on more than 300 collective years of experience as former operators. That perspective is essential for SHOP, where understanding operations informs underwriting and manager selection. Together with a deep bench of strong operator relationships and a disciplined investing approach, we believe this operator lens drives long-term value for shareholders.

Positioned to Thrive 11/2/2026 Operator Insight. Investor Discipline. 5 $7.6B $1.2B 41% Consolidated Enterprise Value1 6.1% 5.9% $1.6B Total Liquidity3 Annualized NOI From Senior Housing4 Dividend Yield2 FFO Per Share CAGR Since 20235 of Closed/Awarded Investments Since 2025 1 As of 9/30/2026. Common equity value estimated using outstanding common stock of 262.0 million shares and Sabra’s closing price of $19.61 as of 10/29/2026. 2 Dividend yield is calculated as most recent quarterly dividends declared per share annualized divided by stock price as of 10/29/2026. 3 As of 9/30/2026. 4 Property type concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related property type of the underlying real estate. 5 FFO per share CAGR is calculated using 2023 actual Normalized FFO per share of $1.30 and the midpoint of 2026 Normalized FFO per share guidance of $1.545.

“As more of the sector's and Sabra's earnings are driven by operating performance rather than fixed rent, we believe the ability to understand operations, evaluate operators and identify opportunities within a portfolio is what separates outperformers from the rest. That’s the advantage our substantial collective operator experience gives us.” 11/2/2026 Operator Insight. Investor Discipline. 6 RICK MATROS Chief Executive Officer, President and Chair of the Board Operating Experience

11/2/2026 Operator Insight. Investor Discipline. 7 Underwriting Assess opportunities through an operator lens Unmatched Expertise as Former Operators Investment Structure Structure flexible solutions that reflect the needs of operators while maintaining a disciplined approach Benchmarking & Data Use proprietary data and comparative insights to identify opportunities and areas of improvement Asset Management Empower operators to run their business while supporting them with access to best practices, resources and innovative solutions Innovation Evaluate and provide operators with access to technologies and operating solutions that can improve efficiency, care and the environment Network Leverage broad network of longstanding industry relationships to source opportunities and support investments throughout their lifecycle The Result Better-informed investment decisions, stronger partnerships and a more proactive and durable approach to driving value. . Operator Insight: Interwoven Into Everything We Do

“Our disciplined investment approach has allowed us to meaningfully expand our portfolio with high-quality assets aligned with our strategy. Sabra now has the most diversified and balanced portfolio in its history.” 11/2/2026 Operator Insight. Investor Discipline. 8 DARRIN SMITH Chief Investment Officer, Secretary and Executive Vice President Investment Discipline

High-Quality Portfolio, Built to Perform 11/2/2026 Operator Insight. Investor Discipline. 9 Sabra’s thoughtfully curated, high-quality portfolio provides an essential foundation for long-term value creation. 8.4%60 Max Relationship Concentration1Relationships $6.6B in Investments Q3 2026 Skilled Nursing / Transitional Care: 48.0% SHOP: 33.9% Specialty Hospitals and Other: 10.8% Senior Housing – Leased: 7.0% Other: 0.3% Annualized NOI From Senior Housing1 41% 1 Relationship and property type concentrations include Annualized Cash NOI from real estate investments and investments in loans receivable and other investments. Property type concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related property type of the underlying real estate. Property Type Concentration1 As of September 30, 2026

A Portfolio Benefiting from Favorable Fundamentals 11/2/2026 Operator Insight. Investor Discipline. 10 4.8x in 2025 Net absorption outpaced supply growth by 4.8x in 2025, while units under construction reached the lowest level since 2012 at 2.3% of inventory. Source: Cushman & Wakefield 2X Expected 80+ Population Growth from 2025 to 2045 Source: Census.gov 14.7 18.8 22.9 26.8 29.4 2025 2030 2035 2040 2045 80+ Population in the U.S. (millions)

Senior Housing: A Rapidly Scaling Growth Platform 11/2/2026 Operator Insight. Investor Discipline. 11 $3.0B Senior Housing Portfolio1 7.6% Cash NOI Yield on Gross Book Value2 86% of Senior Housing NOI is SHOP3 1 As of 9/30/2026. 2 Based on Annualized Cash NOI. 3 Property type concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related property type of the underlying real estate.

SHOP Platform Delivers Attractive Results

Mid-Teens	7.3%	34.9%
2026 Same Store SHOP NOI Growth Guidance	Same Store RevPOR Growth in 3Q26[1]	Same Store SHOP NOI Margin in 3Q26[1]
34%	**17**	**<10 years**
of NOI From SHOP	SHOP Operators, Mostly Comprised of Regional Sharpshooters	Average Age of SHOP Acquisitions Since 2023

As of September 30, 2026

SHOP's share of NOI is on a path to 40% through organic growth and investment activity. Our next target is 50%, with a longer-term goal of exceeding that level.

[1] Same store SHOP includes Stabilized Facilities owned as the same property type for the full period in all comparison periods. Resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results.

SABRA 11/2/2026 Operator Insight. **Investor Discipline.** 12

A Track Record of Attractive Organic Growth from SHOP 11/2/2026 Operator Insight. Investor Discipline. 13 >17% Same Store SHOP NOI CAGR Since 2021 Same store SHOP NOI margins have increased 13 percentage points since 2021 As of September 30, 2026

Update on Net Investment Activity 11/2/2026 Operator Insight. Investor Discipline. 14 Year-to-date, Sabra has closed on nearly $750 million of investments, roughly 80% of which are SHOP, with an estimated yield of 8.0%. Sabra’s pipeline of awarded investments, which are mostly comprised of SHOP, stands at about $425 million with an estimated yield of 7.0%. $750M Investments Closed $425M Investment Pipeline 8.7% in-place yield on ’24/’25 SHOP investments, ahead of initial underwriting as of September 30, 2026.

Skilled Nursing: Attractive Yield Supported by Healthy Coverage 11/2/2026 Operator Insight. Investor Discipline. 15 $2.8B Skilled Nursing Portfolio1 9.9% Cash NOI Yield on Gross Book Value3 2.52x EBITDARM Coverage2 38.7% Skilled Mix2 1 As of 9/30/2026. 2 Skilled Mix and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. 3 Based on Annualized Cash NOI.

Skilled Nursing: Embedded Rent Upside 11/2/2026 Operator Insight. Investor Discipline. 16 SNF NOI growth has historically been driven by inflation-like rent bumps due to long-term triple-net leases. However, today’s high rent coverage levels highlight the opportunity for substantial fair-market rent resets as leases mature. Almost half of Sabra’s SNF NOI comes from leases that mature through 2031, with several NOI-enhancing initiatives already in process. Current EBITDARM Current Rent Potential Upside Tenant Cushion Estimated Market Rent

Case Study: Avamere Transition Demonstrates the Value of Proactive SNF Portfolio Management 11/2/2026 Operator Insight. Investor Discipline. 17 Situation • In 2022, Sabra restructured its lease with Avamere as a result of the pandemic, providing Avamere with immediate rent relief and Sabra with potential upside through percentage-rent participation and a rent reset option. • Effective February 2026, Sabra exercised its option under the restructured lease to fix annual rent at $48 million, a 17% increase from rent received in 2025. • Avamere’s lease was scheduled to expire in 2031, with an extension option and a fair-market rent reset, but early in 2026, Avamere’s founder indicated a desire to exit the skilled nursing business. Action • Sabra’s experienced Asset Management team identified several potential replacement tenants with the capability and experience to continue Avamere’s legacy of high-quality clinical outcomes while driving improved operational performance through various initiatives. Result • Facilities transitioned to two, high-quality tenants – Cascadia and Ensign – under long-term leases. • Annualized rent increased to $53 million – a nearly 30% increase from rent paid in 2025.

Strategic Operator Relationships That Drive Performance 11/2/2026 Operator Insight. Investor Discipline. 18 “Sabra’s industry experience makes them an excellent financial ally. They understand what it takes to deliver high- quality care. Sabra provides more than just capital. They provide industry metric intelligence, purchasing leverage and an important healthcare perspective.” – Stephen Silver, Managing Member, Cadia Healthcare The Right Operators Work with both longstanding and new operator relationships that bring local-market expertise, a commitment to quality care and a shared ambition to grow, innovate and succeed, especially in higher- acuity environments. Capital Partner of Choice Provide creative, flexible capital solutions across the capital stack to meet operators’ unique needs and support their long-term objectives. Operational Support & Innovation Identify, pilot and scale opportunities for operators to improve efficiency, care delivery and working environments. Built on Respect Bring a deep appreciation and respect for the challenges operators face, and create relationships built on trust, responsiveness and shared goals.

A Platform Built to Turn Insights into Performance 11/2/2026 Operator Insight. Investor Discipline. 19 Our proprietary data, hands-on industry experience and long-tenured team compound into a sharper view of the sectors we invest in — driving opportunities for outperformance through better underwriting, stronger asset-level results and greater capacity to grow. INSIGHTS PERFORMANCE Sabra-owned data foundation enhances decision- making, highlights opportunities for improved performance and strengthens the analytical insights available to our operators. Yield on SHOP Investments Increased Over 260 Basis Points From 2023 Through 2026 Reduced Utility Costs Through Targeted Investments in Efficiency Our experienced, nimble team manages more deal volume today than ever before, and we expect the integration of AI into the investment process will extend that capacity. Sabra’s Investment and Asset Management Teams Are Processing “Top of the Funnel” Deal Flow That Is More Than Twice as Large as in 2023 Our culture keeps our team here, and that continuity preserves the institutional knowledge and long- standing operator relationships that allow us to better support our operators. 93% Five-Year Average Annual Retention1 1 For the period ending 12/31/2025.

“We approach sustainability with a focus on practical results: identifying what works, scaling proven solutions and deploying resources where we can create lasting value. Since 2022, we’ve invested $104 million in portfolio modernization that improves efficiencies and benefits our operators’ residents and staff.” 11/2/2026 Operator Insight. Investor Discipline. 20 PETER NYLAND Executive Vice President, Strategic Initiatives Check out our latest Corporate Sustainability Report to see our strategy in action: Check out our latest Corporate Sustainability Report to see our strategy in action: Practical Sustainability

Harnessing AI to Improve Care and Performance 11/2/2026 Operator Insight. Investor Discipline. 21 Streamlined Vitals Monitoring Proactive Resident Monitoring Predictive Clinical Care Vitals Monitoring ~91,000 error-free vitals recorded in 2025, saving an estimated 77 hours of manual documentation time Fall Management Risk Stratification 64% 37% reduction in night shift falls in January 2025 compared to June 2024 at The Monarch at Cedar Park reduction in medical record review time 21% improvement in reimbursement Testing Fall Technologies Contracted with Well Living Lab to study five fall technologies and examine the relationship between falls and the built environment. Findings are expected to be implemented in SHOP assisted living facilities and memory care assets in 2027. Results are those recorded by our operators from new technologies they have implemented.

“Our strong balance sheet, ample liquidity and focused investment strategy support our long-term growth and drive value for our shareholders.” 11/2/2026 Operator Insight. Investor Discipline. 22 MICHAEL COSTA Chief Financial Officer, Treasurer and Executive Vice President Financial Strength

2026 Guidance 11/2/2026 Operator Insight. Investor Discipline. 23 Sabra’s updated 2026 guidance range as follows (attributable to Sabra Health Care REIT, Inc., per diluted common share): 2026 Guidance: Net Income $ 0.265 — $ 0.275 FFO $ 1.145 — $ 1.155 Normalized FFO $ 1.540 — $ 1.550 AFFO $ 1.625 — $ 1.635 Normalized AFFO $ 1.600 — $ 1.610 Earnings guidance assumes: • low-single-digit Cash NOI growth for the triple-net portfolio at the midpoint, ignoring the impact of acquisitions, dispositions and completed or planned tenant transitions; • average full-year Cash NOI growth for same store SHOP in the mid-teens; • general and administrative expenses at the midpoint of $63 million, which includes nearly $15 million of stock-based compensation expense; • cash interest expense of $106 million at the midpoint; • weighted average share counts of 260 million and 261 million for Normalized FFO and Normalized AFFO, respectively; • only investments, dispositions and capital markets activity already completed as of the date of this release.The foregoing guidance ranges reflect management’s view of current and future market conditions. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing guidance ranges as a result of new information or new or future developments. NFFO and NAFFO midpoints imply approximately 7% and 8% year-over-year growth, respectively.

Balance Sheet for Growth 11/2/2026 Operator Insight. Investor Discipline. 24 Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit statistics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. 1 Based on the annualized trailing three-month period ended as of 9/30/2026. 2 Excludes revolving credit facility balance that had an interest rate of 4.69% as of September 30, 2026. 4.54x Net Debt to Adjusted EBITDA1 5.17x Interest Coverage Ratio 35% Debt as a Percentage of Asset Value 1% Secured Debt as a Percentage of Asset Value BBB- S&P (Positive Outlook) BBB- Fitch (Stable Outlook) Baa3 Moody’s (Stable Outlook) 5.06x Fixed Charge Coverage Ratio 3.92% Cost of Permanent Consolidated Debt2 As of September 30, 2026

11/2/2026 Operator Insight. Investor Discipline. 25 An Attractive Opportunity: Yield, Growth and Value Sabra offers income today, growth ahead and a valuation that leaves room to run as demographic tailwinds build. 6.1% Dividend Yield1 Yield ’26 NFFO 7% Growth at Guidance Midpoint Growth 12.0x Forward FFO Multiple Compared to 14.9x for Closest Healthcare REIT Peers2 Value 1 Dividend yield is calculated as most recent quarterly dividends declared per share annualized divided by stock price as of 10/29/2026. 2 Forward FFO multiple is calculated as stock price as of 10/29/2026 divided by the forward four quarter consensus FFO from Visible Alpha. Peers include OHI, NHI, LTC and CTRE.

Attractive Total Returns 11/2/2026 Operator Insight. Investor Discipline. 26 All REIT Index HC REIT Index CTRE LTC NHI OHI SBRA 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 0% 5% 10% 15% 20% 25% 30% 35% F iv e -Y e a r A n n u a li ze d T o ta l R e tu rn Three-Year Annualized Total Return Industry tailwinds and strong execution have driven attractive long-term total returns. Sabra has delivered total returns that stack up well against peers without the tailwinds provided by multiple expansion that others have benefited from. Total returns as of 10/29/2026. 1 Index includes ARE, AHR, CTRE, XRN, CHCT, DHC, HR, DOC, LTC, MPW, NHI, NHP, OHI, SBRA, SNDA, STRW, VTR and WELL. 1

“What sets Sabra apart is the combination of deep operator experience, the tenure of the team, strong relationships with leading operators and a commitment to innovation. Together, these strengths create a differentiated platform built to perform in a dynamic healthcare real estate market.” 11/2/2026 Operator Insight. Investor Discipline. 27 RICK MATROS Chief Executive Officer, President and Chair of the Board

Appendix 11/2/2026 Operator Insight. Investor Discipline. 28

Definitions 11/2/2026 Operator Insight. Investor Discipline. 29 Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger- related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra’s pro rata share. Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis. Cash Net Operating Income (“Cash NOI”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra’s pro rata share. Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value. The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as Market Capitalization plus Consolidated Debt, less cash and cash equivalents. EBITDARM. Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company.

Definitions 11/2/2026 Operator Insight. Investor Discipline. 30 EBITDARM Coverage. Represents the ratio of EBITDARM to cash rent for owned facilities (excluding SHOP communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Funds From Operations (“FFO”) and Adjusted FFO (“AFFO”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Market Capitalization. Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt.* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.

Definitions 11/2/2026 Operator Insight. Investor Discipline. 31 Net Debt to Adjusted EBITDA.* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Net Debt to Adjusted EBITDA an important supplemental measure because it provides investors, analysts and its management with a meaningful indicator of the Company’s financial leverage and its capacity to service and repay debt from operating cash flows. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income. Normalized FFO and Normalized AFFO.* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. REVPOR. REVPOR represents the average revenues generated per occupied unit per month at SHOP communities for the period indicated. It is calculated as resident fees and services revenues divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing Operating Portfolio (“SHOP”). Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care and multi-license designation facilities. Specialty Hospitals and Other. Includes psychiatric, acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing.

Definitions 11/2/2026 Operator Insight. Investor Discipline. 32 Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent performance or 24 months after the date of classification as non-stabilized. Stabilized Facilities generally exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this presentation can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.